Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT
In connection with the Report of The Allied Defense Group Inc. (“Allied”) on Form 10-K of the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, John J. Marcello, as Chief Executive Officer and Robert P. Dowski as Chief Financial Officer of Allied, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Allied.

/s/ Robert P. Dowski Robert P. Dowski	/s/ John J. Marcello. John J. Marcello
Chief Financial Officer	Chief Executive Officer
October 4, 2006	October 4, 2006

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